                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                            Northfield Laboratories
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                          NORTHFIELD LABORATORIES INC.
                        1560 Sherman Avenue, Suite 1000
                         Evanston, Illinois 60201-4800
                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   to be held
                               on August 31, 2001
                          ----------------------------

TO THE STOCKHOLDERS OF NORTHFIELD LABORATORIES INC:

     The Annual Meeting of the stockholders of Northfield Laboratories Inc. (the "Company") will be held on Friday, August 31, 2001, at 2:00 P.M., local time, at the Third Floor, 1560 Sherman Avenue, Evanston, Illinois 60201-4800, for the following purposes:

     1. To elect six directors to hold office until the next Annual Meeting of the stockholders of the Company;

     2. To approve the appointment of KPMG LLP as independent auditors of the Company to serve for the Company's 2002 fiscal year; and

     3. To transact such other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on July 19, 2001 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

     Stockholders are requested to complete and sign the enclosed Proxy, which is solicited by the Board of Directors, and promptly return it in the accompanying envelope.

                                          By Order of the Board of Directors

                                          JACK J. KOGUT
                                          Secretary
Evanston, Illinois
August 3, 2001

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                          NORTHFIELD LABORATORIES INC.
               -------------------------------------------------

                                PROXY STATEMENT
               -------------------------------------------------

     This document is being furnished to holders of the common stock of Northfield Laboratories Inc. in connection with the solicitation of proxies for use at Northfield's annual meeting of stockholders to be held on Friday, August 31, 2001, commencing at 2:00 P.M., local time, at the Third Floor, 1560 Sherman Avenue, Evanston, Illinois 60201-4800, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

     This document is first being mailed to holders of common stock on or about August 3, 2001.

     Our principal executive offices are located at 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800. Our telephone number is (847) 864-3500. We also maintain an Internet web-site at www.northfieldlabs.com. The information contained on our web-site is not deemed to be soliciting material and is not incorporated by reference in this document.

VOTING AND RECORD DATE

     Only holders of record of common stock as of the close of business on July 19, 2001, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. As of July 19, 2001, there were 14,265,875 shares of common stock outstanding and entitled to be voted at the annual meeting.

QUORUM

     Each holder of record of shares who is entitled to vote may cast one vote per share held on all matters properly submitted for the vote of the stockholders at the annual meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. If a stockholder withholds its vote for the election of directors or abstains from voting on the other proposals to be considered at the annual meeting, the shares owned by that stockholder will be considered to be present at the annual meeting for purposes of establishing the presence or absence of a quorum for the transaction of business.

REQUIRED VOTE

     The affirmative vote of a majority of the votes cast at the annual meeting will be required to approve the proposals with respect to the election of directors and the appointment of independent auditors. Withheld votes and abstentions will be considered as votes cast with respect to these proposals and will have the same effect as a vote against these proposals.

     If any nominee for director fails to receive the affirmative vote of a majority of the votes cast at the annual meeting, the majority of the directors then in office will be entitled under our certificate of incorporation and bylaws to fill the resulting vacancy in the board of directors. Each director chosen in this manner will hold office for a term expiring at our next annual meeting of stockholders.

PROXIES

     All shares entitled to vote and represented by properly executed proxies received, and not revoked, prior to the annual meeting will be voted at the annual meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

     If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place, the persons named in the enclosed form of proxy will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. It is not currently anticipated that any other matters will be raised at the annual meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by filing with Northfield's Corporate Secretary, at or before the taking of the vote at the annual meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares. A proxy may also be revoked by attending the annual meeting and voting in person, although attendance at the annual meeting will not itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800, Attention: Corporate Secretary, or hand delivered to the Corporate Secretary, at or before the taking of the vote at the annual meeting.

ANNUAL REPORT

     A copy of our Annual Report on Form 10-K for our 2001 fiscal year, including financial statements, has been sent simultaneously with this document or has been previously provided to all stockholders entitled to vote at the annual meeting.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the election of the nominees for election as directors and FOR approval of the appointment of KPMG LLP as independent auditors for Northfield's 2002 fiscal year.

                         ITEM 1. ELECTION OF DIRECTORS

     Directors elected at the annual meeting will hold office until the next annual meeting or until their earlier resignation or removal. In the event any of the nominees should become unavailable for election, the Board of Directors may designate substitute nominees, in which event shares represented by all proxies returned will be voted for the substitute nominees unless an indication to the contrary is included on the proxies.

                                 DIRECTOR OF
                                 NORTHFIELD                                     PRINCIPAL OCCUPATION AND
             NAME                   SINCE               OFFICE                     BUSINESS EXPERIENCE
             ----                -----------            ------                  ------------------------
Richard E. DeWoskin............     1985       Chairman of the Board of   Mr. DeWoskin, age 53, is a founding
                                               Directors and Chief        member of Northfield's scientific
                                               Executive Officer          team and has served as Chairman of
                                                                          Board of Directors and Chief
                                                                          Executive Officer of Northfield since
                                                                          its inception in 1985. Prior to 1985,
                                                                          Mr. DeWoskin served as the Assistant
                                                                          Director of Surgical Research and as
                                                                          a business advisor to the Department
                                                                          of Surgery at Michael Reese Hospital
                                                                          and Medical Center in Chicago,
                                                                          Illinois. In 1979, Mr. DeWoskin
                                                                          founded and operated Medalease, Inc.,
                                                                          a medical billing business based at
                                                                          Michael Reese. From 1973 to 1977, Mr.
                                                                          DeWoskin served as the Assistant
                                                                          Administrator of Surgical Research at
                                                                          the Hektoen Institute of Cook County
                                                                          Hospital in Chicago, Illinois. Mr.
                                                                          DeWoskin received his B.S. degree
                                                                          from Roosevelt University.

Steven A. Gould, M.D. .........     1993       President and Director     Dr. Gould, age 54, is a founding
                                                                          member of Northfield's scientific
                                                                          team and has served as President and
                                                                          a director of Northfield since July
                                                                          1993. Prior to that time, Dr. Gould
                                                                          served as a Consultant and Principal
                                                                          Investigator for Northfield's
                                                                          clinical trials. From 1989 to 1993,
                                                                          Dr. Gould served as Chief of the
                                                                          Department of Surgery of Michael
                                                                          Reese. Since 1990, Dr. Gould has also
                                                                          served as Professor of Surgery
                                                                          nonsalaried at the University of
                                                                          Illinois College of Medicine. From
                                                                          1979 through 1989, Dr. Gould was
                                                                          Assistant Professor and then
                                                                          Associate Professor in the Department
                                                                          of Surgery at The University of
                                                                          Chicago School of Medicine. Dr. Gould
                                                                          has been involved in development of
                                                                          national transfusion policy through
                                                                          his participation in the activities
                                                                          of the National Heart Lung Blood
                                                                          Institute, the National Blood
                                                                          Resource Education Panel, the
                                                                          Department of Defense, the American
                                                                          Association of Blood Banks, the
                                                                          American College of Surgeons and The
                                                                          American Red Cross. Dr. Gould
                                                                          received his M.D. degree from the
                                                                          Boston University School of Medicine
                                                                          in 1973.

                                 DIRECTOR OF
                                 NORTHFIELD                                     PRINCIPAL OCCUPATION AND
             NAME                   SINCE               OFFICE                     BUSINESS EXPERIENCE
             ----                -----------            ------                  ------------------------
Gerald S. Moss, M.D. ..........     1989               Director           Dr. Moss, age 66, is a founding
                                                                          member of Northfield's scientific
                                                                          team and has served as a director of
                                                                          Northfield since 1989. Since 1989,
                                                                          Dr. Moss has been the Dean of the
                                                                          University of Illinois College of
                                                                          Medicine. From 1977 until 1989, Dr.
                                                                          Moss was a Professor in the
                                                                          Department of Surgery of The
                                                                          University of Chicago School of
                                                                          Medicine and Chairman of the
                                                                          Department of Surgery at Michael
                                                                          Reese Hospital. Dr. Moss has been
                                                                          involved in development of national
                                                                          transfusion policy through his
                                                                          participation in the activities of
                                                                          the National Heart Lung Blood
                                                                          Institute, the National Blood
                                                                          Resource Education Panel, the
                                                                          Department of Defense, the American
                                                                          Association of Blood Banks, the
                                                                          American Blood Commission, the
                                                                          American College of Surgeons and The
                                                                          American Red Cross. Dr. Moss received
                                                                          his M.D. degree from the Ohio State
                                                                          University College of Medicine in
                                                                          1960.

Bruce S. Chelberg..............     1989               Director           Mr. Chelberg, age 67, has served as a
                                                                          director of Northfield since 1989.
                                                                          Mr. Chelberg served from May 1992
                                                                          through November 2000 as the Chairman
                                                                          and Chief Executive Officer of
                                                                          Whitman Corporation, now known as
                                                                          PepsiAmericas, Inc. a principal
                                                                          stockholder in Northfield. Mr.
                                                                          Chelberg is also a director First
                                                                          Midwest Bancorp, Inc., Snap-On
                                                                          Incorporated, Actuart Corporation and
                                                                          Nortrox Incorporated. Mr. Chelberg
                                                                          received his LLB degree from the
                                                                          University Of Illinois College of Law
                                                                          in 1958.

Jack Olshansky.................     1989               Director           Mr. Olshansky, age 72, has served as
                                                                          a director of Northfield since 1989.
                                                                          Mr. Olshansky is an independent
                                                                          consultant to companies in the
                                                                          healthcare industry. From 1983 to
                                                                          July 2000, Mr. Olshansky was a
                                                                          founding general partner of
                                                                          Montgomery Medical Ventures, L.P. Mr.
                                                                          Olshansky served as vice president of
                                                                          the Medical Division of Cutter
                                                                          Laboratories. Mr. Olshansky is also a
                                                                          director of EndiCor, Inc.,
                                                                          PrisMedical, Inc., Tandem Medical and
                                                                          Genetrol. Mr. Olshansky received his
                                                                          B.A. degree from Brooklyn College in
                                                                          1950.

                                 DIRECTOR OF
                                 NORTHFIELD                                     PRINCIPAL OCCUPATION AND
             NAME                   SINCE               OFFICE                     BUSINESS EXPERIENCE
             ----                -----------            ------                  ------------------------
David A. Savner................     1998               Director           Mr. Savner, age 57, has served as a
                                                                          director of Northfield since April
                                                                          1998. Mr. Savner has since April 1998
                                                                          been the Senior Vice President and
                                                                          General Counsel of General Dynamics
                                                                          Corporation. From 1987 to 1998, Mr.
                                                                          Savner was a senior partner in the
                                                                          law firm of Jenner & Block. Mr.
                                                                          Savner received his J.D. degree from
                                                                          Northwestern University Law School in
                                                                          1968.

COMMITTEES OF THE BOARD OF DIRECTORS

     We currently have two standing committees. The compensation committee, which met once during the 2001 fiscal year, is composed of Messrs. Chelberg and Olshansky. The compensation committee has the authority, as delegated by the Board of Directors, to administer our executive compensation plans and to determine the salaries and incentive compensation, including the grant of stock options, to be received by our executive officers and employees.

     The audit committee, which met five times during the 2001 fiscal year, is currently composed of Messrs. Savner (Chairman), Chelberg and Olshansky. The functions of the audit committee include the review of the planning and results of our annual audit, the adequacy of our internal accounting controls, and the auditing and accounting principles and practices to be used in the preparation of our financial statements. Each of the members of Northfield's audit committee is an independent director as defined in the applicable listing of standards of the National Association of Securities Dealers, Inc. Northfield's Board of Directors has adopted a written charter for the audit committee, a copy of which is attached as an appendix to this proxy statement.

MEETING ATTENDANCE

     During fiscal 2001, the Board of Directors met six times, and no incumbent director attended fewer than 75 percent of the total number of meetings of the Board of Directors and the committees of which he was a member, except that Mr. Chelberg attended four of the six meetings of the Board of Directors held during fiscal 2001.

COMPENSATION OF DIRECTORS

     We compensate outside directors for their participation at Board of Directors meetings and at committee meetings of the Board of Directors at a rate of $1,000 per meeting. Directors are also reimbursed for their expenses for attending meetings of the Board of Directors and committees. In addition, non-employee directors receive grants of stock options under our Nonqualified Stock Option Plan for Outside Directors.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The Board of Directors will elect our executive officers at its first meeting following the annual meeting. Our executive officers are as follows:

                   NAME                                               POSITION
                   ----                                               --------
Richard E. DeWoskin.......................    Chairman of the Board of Directors and Chief Executive
                                              Officer
Steven A. Gould, M.D......................    President
Jack J. Kogut.............................    Vice President -- Finance, Secretary and Treasurer
John A. Dybas, Jr.........................    Vice President -- Regulatory Affairs
Marc D. Doubleday.........................    Vice President -- Process Engineering
Robert L. McGinnis........................    Vice President -- Manufacturing Development

-------------------------

     A biographical summary of the business experience of Mr. DeWoskin and Dr. Gould is included under "Election of Directors."

     Mr. Kogut, age 54, has served as Vice President -- Finance since 1986. Mr. Kogut has also served as Northfield's Secretary and Treasurer since January 1994. From 1982 to 1986, he was the Group Controller-Health Products for Sybron Corporation and also served as President of Sybron Asia. Mr. Kogut received his M.B.A. degree from Loyola University of Chicago in 1972.

     Mr. Dybas, age 63, has served as Vice President -- Regulatory Affairs since January'1996. From 1989 to 1996, he served as Northfield's Director of Regulatory Affairs. Prior to 1989, Mr. Dybas was a Director of Regulatory Affairs for the Pharmaceutical Products Division of Abbott Laboratories, Inc. and was a self-employed consultant. Mr. Dybas received his M.S. degree from Syracuse University in 1963.

     Mr. Doubleday, age 42, has served as the Vice President -- Process Engineering since December 1994. Prior to that time, he served as Northfield's Plant Manager and Senior Process Engineer. Before joining Northfield in 1988, Mr. Doubleday was employed in various capacities with Davy McKee, Millipore Corporation and Abbott Laboratories, Inc. Mr. Doubleday received his M.M. degree from Northwestern University in 1991.

     Mr. McGinnis, age 37, has served as the Vice President -- Manufacturing Development since August 1997. From 1995 to 1997, Mr. McGinnis was a Project Manager for Raytheon Engineering and Construction. Prior to 1995, Mr. McGinnis was employed by the John Brown division of Trafalgar House as a Project Manager and Engineer. Mr. McGinnis received his MBA degree from the University of Chicago in 1995.

EXECUTIVE COMPENSATION

     The following table summarizes all compensation paid for our last three completed fiscal years to our Chief Executive Officer and four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG-TERM
                                                                                                     COMPENSATION
                                                                     ANNUAL COMPENSATION                AWARDS
                                                            -------------------------------------    ------------
                                                                                       OTHER          SECURITIES
                                                                                      ANNUAL          UNDERLYING
NAME AND PRINCIPAL POSITION                     YEAR(1)      SALARY     BONUS     COMPENSATION(2)     OPTIONS(#)
---------------------------                     -------      ------     -----     ---------------     ----------
Richard E. DeWoskin.........................      2001      $268,867        --        $25,838           18,000
Chief Executive Officer                           2000       262,309        --         24,209               --
                                                  1999       255,022        --         22,395           40,000

Steven A. Gould, M.D........................      2001       285,233        --         27,554           15,000
President                                         2000       278,276        --         26,292               --
                                                  1999       270,546        --         25,594           30,000

Jack J. Kogut...............................      2001       225,266        --         24,663           12,000
Vice President -- Finance                         2000       219,772        --         22,790               --
                                                  1999       213,668        --         21,197           25,000

John A. Dybas, Jr...........................      2001       174,771        --         14,650           10,000
Vice President -- Regulatory                      2000       167,646        --         14,741               --
  Affairs                                         1999       162,989        --         13,961           10,000

Marc D. Doubleday...........................      2001       153,509    15,000          9,841           12,000
Vice President -- Process                         2000       143,354        --          9,617               --
  Engineering                                     1999       139,372        --          8,217           10,000

-------------------------
(1) Our fiscal year begins on June 1 and ends on May 31. Our 2001 fiscal year ended May 31, 2001.

(2) The indicated amounts represent life insurance premiums paid by Northfield and contributions made by Northfield to the indicated executive officer's 401(k) plan account.

     The following table sets forth all options granted to our Chief Executive Officer and other named executive officers during our last completed fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE
                                               PERCENT OF                               VALUE AT ASSUMED
                                 NUMBER OF       TOTAL                               ANNUAL RATES OF STOCK
                                 SECURITIES     OPTIONS                              PRICE APPRECIATION FOR
                                 UNDERLYING    GRANTED TO    EXERCISE                    OPTION TERM(1)
                                  OPTIONS     EMPLOYEES IN    PRICE     EXPIRATION   ----------------------
             NAME                 GRANTED     FISCAL YEAR     ($/SH)       DATE         5%          10%
             ----                ----------   ------------   --------   ----------   ---------   ----------
Richard E. DeWoskin............    18,000          17%        $10.88     1/2/2011    $123,163     $312,119
Steven A. Gould, M.D...........    15,000          14          10.88     1/2/2011     102,636      260,999
Jack J. Kogut..................    12,000          11          10.88     1/2/2011      82,108      208,079
John A. Dybas, Jr..............    10,000           9          15.41    9/15/2010      96,913      245,596
Marc D. Doubleday..............    12,000          11          15.41    9/15/2010     116,295      294,715

-------------------------
(1) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using five percent and ten percent appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast possible future appreciation, if any, of our stock price. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or termination of the options following termination of employment.

     The following table sets forth information regarding stock option exercises by our Chief Executive Officer and other named executive officers and the aggregate value as of May 31, 2001 of unexercised stock options held by these individuals.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF SECURITIES
                                                                      UNDERLYING              VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                                   SHARES                         AT FISCAL YEAR-END          AT FISCAL YEAR-END(1)
                                  ACQUIRED         VALUE       -------------------------    -------------------------
            NAME                 EXERCISE(#)    REALIZED($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
            ----                 -----------    -----------    -------------------------    -------------------------
Richard E. DeWoskin..........       --            --                 90,000/43,000              $483,450/$235,290
Steven A. Gould, M.D.........       --            --                121,250/33,750                455,338/185,063
Jack J. Kogut................       --            --                 73,750/28,250                465,288/153,373
John A. Dybas, Jr............       --            --                 33,500/17,500                 201,605/49,075
Marc D. Doubleday............       --            --                 33,500/19,500                 201,605/51,475

-------------------------
(1) These figures are based on a fair market value for our common stock at May 31, 2001 of $16.61 per share, the closing price of the common stock as reported by the Nasdaq National Market as of that date. May 31, 2001 represents the last trading day in our 2001 fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation committee of the Board of Directors consists of Messrs. Chelberg and Olshansky. Neither of the members of the compensation committee is a current or former Northfield officer or employee or was a party to any disclosable related party transaction involving Northfield during our 2001 fiscal year.

EMPLOYMENT AGREEMENTS

     We have employment agreements with Richard E. DeWoskin, our Chief Executive Officer, Steven A. Gould, M.D., our President, and Jack J. Kogut, our Vice President -- Finance, Secretary and Treasurer. These employment agreements provide for terms expiring in December 2002. The annual salaries payable under the employment agreements with Mr. DeWoskin, Dr. Gould and Mr. Kogut are $278,048, $294,973 and $232,958, respectively. The employment agreements provide that the salaries of the respective executive officers may be reviewed annually by the Board of Directors and may be increased but not decreased from the foregoing amounts. The employment agreements also provide for cash bonus payments upon our filing of a Biologic License Application for our PolyHeme(TM) blood substitute product with the Food and Drug Administration as well as for the approval of the BLA by the FDA. In addition, the employment agreements provide for certain payments following a termination of employment occurring after a change in control of Northfield.

EMPLOYEE STOCK OPTION PLANS

     Our Restated Nonqualified Stock Option Plan lapsed on September 30, 1996. Following termination of this plan, all options outstanding prior to plan termination continue to be exercisable in accordance with their terms. As of May 31, 2001, options to purchase a total of 77,000 shares of common stock at prices of $6.38 and $15.19 per share were outstanding under this plan. These options expire in 2003 and 2004, ten years after the date of grant.

     The Northfield Laboratories Inc. 1996 Stock Option Plan provides for the granting of stock options to purchase up to 500,000 shares of common stock to directors, officers, key employees and consultants. As of May 31, 2001, options to purchase a total of 493,500 shares of common stock at prices between $9.56 and $13.38 were outstanding under the 1996 plan. These options expire between 2006 and 2010, ten years after the date of grant.

     The Northfield Laboratories Inc. 1999 Stock Option Plan was established effective June 1, 1999. The 1999 plan provides for the granting of stock options to purchase up to 500,000 shares of common stock to directors, officers, key employees and consultants. As of May 31, 2001 options to purchase a total of 60,000 shares of common stock at prices of $10.88 and $15.41 were outstanding under the 1999 plan. These options expire in 2011, ten years after the date of grant.

STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     The Nonqualified Stock Option Plan for Outside Directors provides for the granting of stock options to purchase up to 200,000 shares of common stock to directors who are neither employees of nor consultants to Northfield and who were not directors on June 1, 1994. As of May 31, 2001, options to purchase a total of 30,000 shares of common stock at a prices of $11.18 and $13.38 per share were outstanding under this plan. These options expire in 2008 and 2011.

EMPLOYEE BENEFIT PLANS

     We sponsor a defined contribution 401(k) savings plan covering each of our employees satisfying certain minimum length of service requirements. We make discretionary contributions to this plan subject to certain maximum contribution limitations. Our expenses incurred under this plan for the years ended May 31, 2001, 2000 and 1999 were $145,051, $129,496 and $118,167, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires that our directors, executive officers and persons who beneficially own more than 10% of our common stock file with the Securities and Exchange Commission initial reports of beneficial ownership of the common stock and reports of changes in their beneficial ownership.

     To our knowledge, based solely upon a review of copies of reports furnished to us and written representations that no other reports were required during the fiscal year ended May 31, 2001, our officers, directors and greater than 10% beneficial owners complied during our last fiscal year with all applicable
Section 16(a) filing requirements, except a report required to be filed in connection with a stock option grant for David A. Savner was filed after the applicable filing date.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report of the compensation committee of the Board of Directors discusses our executive compensation policies and the bases for the compensation paid to our Chief Executive Officer during our last completed fiscal year.

COMPENSATION POLICY

     Our policy with respect to executive compensation has been designed to compensate executive officers fairly and adequately in relation to their responsibilities, capabilities and contributions to Northfield. We have also sought to align the interests of senior management with those of our stockholders with respect to long-term increases in the price of our stock. The compensation committee considers it essential to our success that the compensation paid to executive officers remain competitive with similar or competitive companies in order to attract and retain the talented senior management necessary to achieve our business objectives.

COMPONENTS OF COMPENSATION

     The components of compensation paid for our last completed fiscal year to our executive officers consisted of base salary, stock option grants, cash bonuses and certain other benefits. We have employment agreements which provide for specified annual salaries with Richard E. DeWoskin, our Chief Executive Officer, Steven A. Gould, M.D., our President, and Jack J. Kogut, our Vice President -- Finance, Secretary and Treasurer. See "Management -- Employment Agreements." The annual salaries provided in these employment agreements were determined based principally on the compensation levels for similar or competitive companies, including companies in the pharmaceutical and biomedical industries, as well as the levels of responsibility and experience of the individual executive.

     During our most recent fiscal year, we issued stock options to acquire 67,000 shares of common stock to our Chief Executive Officer and the other named executive officers. These options were issued in recognition of these officers' significant contributions to the clinical development of PolyHeme. The other benefits provided to our executive officers consist of enhanced life and disability insurance coverage. Executive officers are also eligible for coverage under our general medical and life insurance programs and may participate in our defined contribution 401(k) savings plan on the same terms as other employees.

CHIEF EXECUTIVE OFFICER COMPENSATION

     During our 2001 fiscal year, our Chief Executive Officer, Richard E. DeWoskin, received $268,867 in base salary pursuant to his employment agreement and was granted a stock option to acquire 18,000 shares of common stock. The terms of Mr. DeWoskin's employment agreement and stock option grant were determined based principally on compensation levels applicable to the chief executive officers of similar or competitive companies and secondarily on Mr. DeWoskin's prior contributions to Northfield and his high level of experience and involvement with the development and clinical testing of our blood substitute product.
                                        Members of the Compensation Committee
                                        Bruce S. Chelberg
                                        Jack Olshansky

                             AUDIT COMMITTEE REPORT

     Our audit committee has (i) reviewed and discussed our audited financial statements with management, (ii) discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU Section 380), as amended, (iii) received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as amended, and (iv) discussed with our independent accountants the accountants' independence. Based on the review and discussions referred to above, the audit committee has recommended to our Board of Directors that our audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended May 31, 2001 for filing with the Securities and Exchange Commission.
                                        Members of the Audit Committee
                                        David A. Savner, Chairman
                                        Bruce S. Chelberg
                                        Jack Olshansky

                            STOCK PERFORMANCE GRAPH
     The following graph compares the cumulative total return on our common stock from May 31, 1996 through May 31, 2001 with the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Pharmaceutical Index. The total stockholder return assumes that $100 was invested in our common stock and each of the two indexes on May 31, 1996 and also assumes the reinvestment of any dividends. The return on our common stock is calculated using the closing price for the common stock on May 31, 2001, as quoted on The Nasdaq Stock Market, Inc. Past financial performance may not be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

[Comparison of Cumulative Total Return]

                                                    Nasdaq Pharmaceutical Stock Index    Northfield Laboratories
May 31, 1996                                                                   100.00                     100.00
May 30, 1997                                                                    90.70                      58.50
May 29, 1998                                                                    94.10                      90.70
May 28, 1999                                                                   124.80                      71.50
May 31, 2000                                                                   230.30                      65.90
May 31, 2001                                                                   245.00                      98.40

                                                       Nasdaq Stock Market
May 31, 1996                                                        100.00
May 30, 1997                                                        112.70
May 29, 1998                                                        142.90
May 28, 1999                                                        201.70
May 31, 2000                                                        276.50
May 31, 2001                                                        171.60

-------------------------
     The Report of the Compensation Committee on Executive Compensation, the Audit Committee Report and the Stock Performance Graph are not deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.

                        SECURITY OWNERSHIP OF PRINCIPAL
                          STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of July 31, 2001, for (i) each person who is known by us to be the beneficial owner of more than five percent of the outstanding common stock, (ii) each of our directors, (iii) each of our executive officers named under "Management -- Executive Compensation -- Summary Compensation Table" and (iv) all directors and executive officers as a group. Except as otherwise indicated, the address of each person named in the following table is c/o Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800.

                                                                                   PERCENTAGE
                                                                 NUMBER           BENEFICIALLY
                    NAME OF STOCKHOLDER                         OF SHARES           OWNED(1)
                    -------------------                         ---------         ------------
Richard E. DeWoskin.........................................      732,715(2)          5.1%
Steven A. Gould, M.D........................................      649,700(3)          4.5%
Jack J. Kogut...............................................      138,560(4)              *
John A. Dybas, Jr...........................................       49,000(5)              *
Marc D. Doubleday...........................................       38,000(6)              *
Robert L. McGinnis..........................................       21,750(7)              *
Gerald S. Moss, M.D. .......................................      589,150             4.1%
  c/o UIC College of Medicine
  1853 West Polk Avenue
  Chicago, Illinois 60612
Bruce S. Chelberg...........................................        5,000(8)              *
  300 Park Boulevard
  Suite 201
  Itasca, Illinois 60143
Jack Olshansky..............................................       33,017(9)              *
  78305 Sunrise Canyon Avenue
  Palm Desert, California 92211-2601
PepsiAmericas, Inc..........................................    1,502,345(10)        10.5%
  60 South Sixth Street
  Suite 3880
  Minneapolis, Minnesota 55402
David A. Savner.............................................       22,000(11)             *
  c/o General Dynamics Corporation
  3190 Fairview Park Drive
  Falls Church, Virginia 22042
All directors and executive officers as a group (ten
  persons)..................................................    2,278,892            15.5%

-------------------------
  *  Less than one percent

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

 (2) Includes 90,000 shares of common stock which Mr. DeWoskin is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 43,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (3) Includes 121,250 shares of common stock which Dr. Gould is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Also includes 484,630 shares held in a personal trust and 43,820 shares held in a family trust. Does not include 33,750 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (4) Includes 73,750 shares of common stock which Mr. Kogut is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Also includes 64,805 shares held in a personal trust. Does not include 28,250 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (5) Includes 36,000 shares of common stock which Mr. Dybas is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 15,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (6) Includes 36,500 shares of common stock which Mr. Doubleday is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 16,500 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (7) Includes 21,750 shares of common stock which Mr. McGinnis is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 15,250 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (8) Includes 5,000 shares of common stock which Mr. Chelberg is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 10,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (9) Includes 25,000 shares of common stock which Mr. Olshansky is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 5,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(10) Based on the information reported in the Schedule 13G filed with the Securities and Exchange Commission by Whitman Corporation, now known as PepsiAmericas, Inc.

(11) Includes 20,000 shares of common stock which Mr. Savner is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 10,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

     ITEM 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG LLP as Northfield's independent auditors for the fiscal year ending May 31, 2002 and has further directed that the selection of independent auditors be submitted for approval by our stockholders at the annual meeting. KPMG LLP has served as Northfield's independent auditors since 1985. During fiscal 2001, we paid KPMG LLP the following fees:

     Audit fees                  $50,900

     We expect a representative of KPMG LLP to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions. The Board of Directors recommends a vote FOR ratification of the appointment of KPMG LLP as independent auditors for fiscal 2002.

                 PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

     Stockholders may present proper proposals for inclusion in Northfield's proxy statement and for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner. In order to be included in our proxy statement for our next annual meeting, stockholder proposals must be received by us no later than April 6, 2002, and must otherwise comply with the requirements of the applicable rules of the Securities and Exchange Commission. In addition, our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before any annual meeting of stockholders. In general, notice must be received by our corporate secretary not less than 60 days nor more than 90 days prior to the date of the annual meeting, except if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to our stockholders, in which event notice by the stockholders to be timely must be received no later than the close of business on the tenth day following the date on which notice of the date of the annual meeting was mailed or public disclosure was made. It is currently expected that the 2002 annual meeting of stockholders will be held on or about September 13, 2002. Therefore, the deadline for timely submission of a stockholder proposal for consideration at the 2002 annual meeting is currently expected to be July 16, 2002.

     All notice of proposals by stockholders, whether or not to be included in our proxy materials, should be sent to Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800, Attention: Corporate Secretary.

                                    GENERAL

     The Board of Directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on these matters.

                                                                      APPENDIX A

                          NORTHFIELD LABORATORIES INC.
                               BOARD OF DIRECTORS
                            AUDIT COMMITTEE CHARTER

                                  JUNE 2, 2000

  I.    AUDIT COMMITTEE PURPOSE

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

      - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

      - Monitor the independence and performance of the Company's independent auditors.

      - Provide an avenue of communication among the independent auditors, management and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

 II.    AUDIT COMMITTEE COMPOSITION AND MEETINGS

      Audit Committee members shall meet the requirements of the Nasdaq Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

      Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.    AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

       REVIEW PROCEDURES

       1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

       2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

       3. In consultation with the management and the independent auditors consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

       4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61 Communicating with Audit Committees (SAS 61). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

       INDEPENDENT AUDITORS

       5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

       6. Approve the fees and other significant compensation to be paid to the independent auditors.

       7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

       8. Review, as needed, the independent auditors' audit plan -- discuss scope, staffing, locations, reliance upon management and general audit approach.

       9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS No. 61.

      10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

      11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

       OTHER AUDIT COMMITTEE RESPONSIBILITIES

      12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

      13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

      14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                                    NORTHFIELD LABORATORIES INC.

ANNUAL MEETING OF STOCKHOLDERS                                                                      CONTROL NUMBER
NORTHFIELD LABORATORIES INC.
FRIDAY, AUGUST 31, 2001 - 2:00 P.M.                                                                 000000   0000000000   0   0000

0002SA                                                                                              000000000.000 ext  -------
                                                                                                    000000000.000 ext   A0941
     -----------------------------------                                                            000000000.000 ext  -------
                    Barcode                                                                         000000000.000 ext
     -----------------------------------                                                            000000000.000 ext
     MR A SAMPLE                                                                                    000000000.000 ext
     DESIGNATION (IF ANY)                                                                           000000000.000 ext
     ADD1                                                                                           000000000.000 ext
     ADD2
     ADD3
     ADD4
     ADD5
     ADD6
                                                                                                   |||||||||||||||||||||||||
                                                                                                   |||||||||||||||||||||||||

                                                                                                    C1234567890

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]      I plan to attend the meeting in person.            [ ]

----------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
----------------------------------------------------------------------------

1. ELECTION OF DIRECTORS - Nominees                 For   Withhold   For All  Mark here for address change noted on revere side. [ ]
                                                    All      All      Except
01-Richard E. DeWoskin   02-Steven A. Gould, M.D.
03-Gerald S. Moss, M.D. 04-Bruce S. Chelberg       [ ]      [ ]       [ ]
05-Jack Olshansky        06-David A. Savner

(please enter the two digit number of the nominee(s) you do not support if    --------------       ---------------------------------
you have marked the "for all except" voting box above)                        Date                 Signature

[    ]  [    ]  [    ]  [    ]  [    ]

                                                                              --------------       ---------------------------------
                                                                              Date                 Signature

                                                 For    Against   Abstain
                                                                              NOTE: Sign exactly as your name(s) appear hereon. When
2. To approve the appointment of KPMG LLP as                                  signing as attorney, administrator, trustee, guardian
independent auditors of the Company to serve     [ ]      [ ]       [ ]       or any other representative capacity, please so
for the Company's 2002 fiscal year.                                           indicate.

                                                                              Please sign in the box(s) above to validate this
3. In their discretion, to act in any other                                   proxy.
matters which may properly come before the
Annual Meeting and any adjournment or                                         Please write comments for the Chairman in the box
postponement thereof.                                                         below.

                                                                              ------------------------------------------------------






                                                                              ------------------------------------------------------

                                                       YOUR VOTE IS IMPORTANT!
                                     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                                                USING THE ENCLOSED PREPAID ENVELOPE.

PROXY                     NORTHFIELD LABORATORIES INC.                     PROXY
                ANNUAL MEETING OF STOCKHOLDERS - AUGUST 31, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned stockholder of Northfield Laboratories Inc. hereby appoints Jack
J. Kogut and Carmen Wilcox, and each of them, attorneys and proxies with full power of substitution, to vote at the Annual Meeting of the Stockholders of Northfield Laboratories Inc. to be held on Friday, August 31, 2001, at 2:00 P.M., local time, at 1560 Sherman Avenue, Evanston, Illinois 60201-4800, and at any adjournment or postponement thereof, in the name of the undersigned and with the same force and effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED BY EACH OF THE ABOVE PERSONS FOR EACH OF THE PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AS THE ABOVE PERSONS MAY DEEM ADVISABLE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)












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